UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): July 12, 1999

                             ZAP POWER SYSTEMS, INC.
        (Exact name of small business issuer as specified in its charter)

                                   CALIFORNIA
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

            333-05744-LA                                94-3210624
        ----------------------              ------------------------------------
        Commission file number              (I.R.S. Employer Identification No.)

                                117 Morris Street
                              Sebastopol, CA 95472
                    (Address of principal executive offices)
                                  (707)824-4150
              (Registrant's telephone number, including area code)


ITEM 4.      OTHER EVENTS

             (a)   CHANGE  IN  NAME  OF   CORPORATION.   On  May  26,  1999  the
                   Registrart's Board of Directors, amended the name of the corporation to read as follows:"ZAPWORLD.COM"

             Submission of the name change was filed with the Secretary of State and endorsed on June 2, 1999. A certificate of amendment of the articles of incorporation was prepared which accompanied the submission. The amendment was duly approved by the Board of Directors and the required vote of shareholders in accordance with Section 902, Corporation Code, as being advisable for adoption.

         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                                                      ZAP Power Systems, Inc.


         Date:   July 12, 1999                    By: ________________________

                                                      Name: James McGreen
                                                      Title:  President


                                                  By: ________________________

                                                      Name: Gary Starr
                                                      Title:  Managing Director